Due to Third Parties	12 Months Ended
Dec. 31, 2025
Due to Third Parties [Abstract]
DUE TO THIRD PARTIES

NOTE 8 — DUE TO THIRD PARTIES

The purchase price for all of Tar Sands Holdings II, LLC’s Membership Units included $12 million in cash consideration payable upon closing of an offering. The Company issued a promissory note for the $12 million cash consideration to Sellers (“Promissory Note to Sellers”) at the consummation of the Business Combination.